Exhibit 99.1

FOR IMMEDIATE RELEASE Investors & Media: Wright Medical Group, Inc. Julie D. Tracy Sr. Vice President, Chief Communications Officer 901-290-5817 (office) julie.tracy@wmt.com

BioMimetic Therapeutics, Inc. Kearstin Patterson Sr. Director of Corporate Communications 615-236-4419 (office) 615-517-6112 (mobile) kpatterson@biomimetics.com

Wright Medical Group, Inc. and BioMimetic Therapeutics, Inc.

Enter Into Agreement to Combine Businesses

Transaction Will Add Breakthrough Biologics Platform and Pipeline to Further Accelerate

Growth Opportunities in Wright’s Extremities Business

Upfront Purchase Price Payment of $190 Million in Cash and Stock Plus Contingent Payments of

up to $190 Million

Wright to Host Conference Call Today at 10:00 a.m. Central Time

ARLINGTON, Tenn. and FRANKLIN, Tenn. – November 19, 2012 – Wright Medical Group, Inc. (NASDAQ: WMGI) and BioMimetic Therapeutics, Inc. (NASDAQ: BMTI) announced today that they have entered into a definitive agreement for a business combination of Wright and BioMimetic, both publicly traded, Tennessee-based companies. Wright is an orthopedics company with a market-leading lower extremities franchise. BioMimetic is focused on developing regenerative medicine products to promote the healing of musculoskeletal injuries and diseases with a novel protein therapeutic product, Augment® Bone Graft, under late stage FDA review as a replacement for autologous bone graft in foot and ankle fusions. The transaction will combine BioMimetic’s breakthrough biologics platform and pipeline with Wright’s established sales force and product portfolio, to further accelerate growth opportunities in Wright’s Extremities business.

Under the terms of the agreement, the transaction has a total potential value for BioMimetic shareholders of approximately $380 million, or $12.97 per share, based on Wright’s closing stock price on Friday, November 16, 2012. Each share of BioMimetic common stock will be converted into the right to receive an upfront payment of $1.50 in cash and 0.2482 shares of Wright common stock. The upfront payment values BioMimetic at approximately $190 million, or $6.47 per share, based on Wright’s closing stock price on November 16, 2012. Each BioMimetic share will also receive one tradable Contingent Value Right (CVR), which entitles its holder to receive additional cash payments of up to $6.50 per share, which are payable upon receipt of FDA approval of Augment Bone Graft and upon achieving certain revenue milestones.

Any contingent milestone payments will be paid in cash. The CVR payments to BioMimetic shareholders are structured as follows:

•	$3.50 per share upon FDA approval of Augment® Bone Graft;

•	$1.50 per share upon the achievement of $40 million in trailing twelve month sales for all products contributed by BioMimetic;

•	$1.50 per share upon the achievement of $70 million in trailing twelve month sales for all products contributed by BioMimetic

The latter two sales milestone payments cannot be made sooner than 24 and 36 months post-closing of the transaction, respectively.

The transaction is expected to close in the first quarter of 2013 and is subject to customary closing conditions, including BioMimetic shareholder approval. The transaction received the unanimous approval of the board of directors of both Wright and BioMimetic. In addition, several key shareholders of BioMimetic have evidenced their support of the transaction by entering into agreements to vote in favor of the transaction.

Robert Palmisano, President and Chief Executive Officer of Wright, commented, “We believe this transaction will significantly accelerate the continued transformation of our business as well as our strategy of building a world-class biologics platform and growing our foot and ankle business at well above market growth rates. BioMimetic’s products complement our existing biologics product portfolio, and, if approved by the FDA as we expect, Augment® Bone Graft will provide us with a unique solution for the U.S. hindfoot and ankle fusion market that leverages the distribution capabilities of Wright’s dedicated foot and ankle sales organization and our physician training capabilities.”

Dr. Samuel Lynch, President and Chief Executive Officer of BioMimetic Therapeutics, added, “BioMimetic is delighted to partner with a company that shares our commitment to building a world-class biologics platform. We believe that Augment® Bone Graft will become an important new therapeutics option to improve patient outcomes in hindfoot and ankle fusion procedures, and that Wright Medical with its leadership position in the foot and ankle market is the ideal partner to accelerate the rapid adoption of our products around the world.”

BioMimetic’s Augment® product line is based on recombinant human platelet-derived growth factor (rhPDGF-BB), a synthetic copy of one of the body’s principal healing agents. In May 2011, the FDA’s Orthopaedic and Rehabilitation Devices Panel of the Medical Devices Advisory Committee voted favorably on Augment® Bone Graft’s safety, efficacy and benefit to risk profile for its use as an alternative to autograft in hindfoot and ankle fusions. In January 2012, BioMimetic announced receipt of a post-panel non-approvable letter requesting additional information in a PMA amendment. In June 2012, BioMimetic submitted a responsive PMA amendment, and the product is currently pending a final FDA regulatory decision. If approved, Augment® Bone Graft will be the first clinically proven protein therapeutic to come to the orthopedics market in a decade, offering the potential to reinforce surgical bone repair in hindfoot and ankle fusion procedures effectively, which translates into an estimated market opportunity believed to be approximately $300 million annually in the U.S. Augment® Bone Graft is currently available for sale as an alternative to autograft in Canada for foot and ankle fusion indications and in Australia and New Zealand for hindfoot and ankle fusion indications.

Although Wright cannot finalize the purchase price allocation and fair value assessment of the contingent consideration until the closing, and thus cannot yet assess the exact impact on its future GAAP earnings, Wright anticipates that the transaction will be dilutive to adjusted EBITDA until the second full-year post-FDA approval of Augment® Bone Graft and accretive thereafter. Wright will provide additional information on the financial impact of this transaction after the closing.

In connection with this transaction, J.P. Morgan Securities LLC and Wilson Sonsini Goodrich & Rosati, a Professional Corporation advised Wright Medical, and Goldman, Sachs & Co. and Ropes & Gray LLP advised BioMimetic Therapeutics.

Conference Call and Webcast

Wright Medical will host a conference call today, November 19, 2012, beginning at 10:00 a.m. Central Time (11:00 a.m. Eastern Time) to discuss the BioMimetic transaction, followed by a question and answer session.

The conference call will be available to interested parties through a live audio webcast at www.wmt.com, where it will be archived and accessible for approximately 12 months. The live dial-in number for the call is 800-591-6930 (U.S.) or 617-614-4908 (International). The participant passcode is “Wright.”

If you do not have access to the Internet and want to listen to an audio replay of the conference call, dial 888-286-8010 (U.S.) or 617-801-6888 (International) and enter passcode 47252247. The audio replay will be available beginning at 12:00 p.m. Central Time on Monday, November 19, 2012 until Monday, November 27, 2012.

About Wright Medical

Wright Medical Group, Inc. (NASDAQ: WMGI) is a global orthopaedic medical device company and a leading provider of surgical solutions for the foot and ankle market. Wright Medical specializes in the design, manufacture and marketing of devices and biologic products for extremity, hip and knee repair and reconstruction. Wright Medical has been in business for more than 60 years and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit the Wright Medical’s website at www.wmt.com.

About BioMimetic Therapeutics, Inc.

BioMimetic Therapeutics, Inc. (NASDAQ: BMTI) is a biotechnology company specializing in the development and commercialization of clinically proven products to promote the healing of musculoskeletal injuries and diseases, including therapies for orthopedics, sports medicine and spine applications. All Augment® branded products are based upon recombinant human platelet-derived growth factor (rhPDGF-BB), which is an engineered form of PDGF, one of the body’s principal agents to stimulate and direct healing and regeneration. Through the commercialization of this patented technology, BioMimetic seeks to become the leading company in the field of regenerative medicine by providing new treatment options for the repair of bone, cartilage, tendons and ligaments.

BioMimetic has received regulatory approvals to market Augment® Bone Graft in Canada, Australia and New Zealand for use in hindfoot and ankle fusion indications. Augment® is pending regulatory decisions in the U.S. and European Union for similar indications. BioMimetic also markets a bone graft substitute line of products for orthopedic indications called Augmatrix™ Biocomposite Bone Graft. For more information about BioMimetic, visit BioMimetic’s website at www.biomimetics.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current view of future performance, results, and trends. Forward looking statements may be identified by their use of terms such as anticipate, believe, could, estimate, expect, intend, may, plan, predict, project, will, and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. In addition to those described below, forward looking statements contained in this press release include, without limitation, statements concerning the possibility of FDA approval of Augment Bone Graft, statements regarding market acceptance of, and expected annual market demand for Augment Bone Graft, statements regarding the expected impact of the transaction with BioMimetic on Wright’s adjusted EBITDA and other financial results, and statements about the timing and expected benefits of the transaction. The reader should not place undue reliance on forward-looking statements. Such statements are made as of the date of this press release, and we undertake no obligation to update such statements after this date. In addition to those described above, risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, in each case under the heading “Risk Factors” and elsewhere in such filings). By way of example and without implied limitation, such risks and uncertainties include: the failure of BioMimetic stockholders to adopt the merger agreement or the failure of either Wright or BioMimetic to meet any of the other conditions to the closing of the transaction, the failure to realize the anticipated benefits from the transaction or delay in realization thereof, future actions of the United States Attorney’s office, the FDA, the Department of Health and Human Services or other U.S. or foreign government authorities that could delay, limit or suspend our development, manufacturing, commercialization and sale of products, or result in seizures, injunctions, monetary sanctions or criminal or civil liabilities; any actual or alleged breach of the Corporate Integrity Agreement to which we are subject through September 2015 which could expose us to significant liability including exclusion from Medicare, Medicaid and other federal healthcare programs, potential criminal prosecution, and civil and criminal fines or penalties; adverse outcomes in existing product liability litigation; new product liability claims; inadequate insurance coverage; the possibility of private securities litigation or shareholder derivative suits; demand for and market acceptance of our new and existing products; potentially burdensome tax measures; lack of suitable business development opportunities; product quality or patient safety issues; challenges to our intellectual property rights; geographic and product mix impact on our sales; our inability to retain key sales representatives, independent distributors and other personnel or to attract new talent; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; inability to realize the anticipated benefits of restructuring initiatives; negative impact of the commercial and credit environment on us, our customers and our suppliers; and the potentially negative effect of our ongoing compliance enhancements on our relationships with customers, and on our ability to deliver timely and effective medical education, clinical studies, and new products.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

This press release may be deemed to be solicitation material regarding the proposed business combination of Wright and BioMimetic. In connection with the proposed transaction, Wright intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus and other relevant materials in connection with the proposed transaction, and each of Wright and BioMimetic intend to file with the SEC other documents regarding the proposed transaction. The proxy statement/prospectus and this press release are not offers to sell Wright securities and are not soliciting an offer to buy Wright securities in any state where the offer and sale is not permitted. The final proxy statement/prospectus will be mailed to the stockholders of BioMimetic. INVESTORS AND SECURITY HOLDERS OF BIOMIMETIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THE OTHER RELEVANT MATERIAL CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WRIGHT AND BIOMIMETIC AND THE PROPOSED TRANSACTION.

The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by

Wright by directing a written request to Wright Medical Group, Inc., 5677 Airline Road, Arlington, TN 38002, Attention: Investor Relations, and by BioMimetic by directing a written request to BioMimetic Therapeutics, Inc., 389 Nichol Mill Lane, Franklin, TN 37067, Attention: Investor Relations.

BioMimetic and its respective executive officers and directors and other persons, including Wright and its respective executive officers and directors, may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information about the executive officers and directors of BioMimetic and their ownership of BioMimetic common stock is set forth in its annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 13, 2012 and the proxy statement for BioMimetic’s 2012 annual meeting of stockholders, filed with the SEC on April 27, 2012. Information about the executive officers and directors of Wright Medical Group is set forth in its annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 24, 2012 and the proxy statement for Wright Medical Group’s 2012 annual meeting of stockholders, filed with the SEC on March 27, 2012. Certain directors and executive officers of BioMimetic and other persons may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments if their employment is terminated prior to or following the transaction. If and to the extent that any of the BioMimetic participants will receive any additional benefits in connection with the transaction, the details of those benefits will be described in the proxy statement/prospectus relating to the transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of BioMimetic and its executive officers and directors in the transaction by reading the proxy statement/prospectus regarding the transaction when it becomes available.

###